Supplement dated October 25, 2018
to the Prospectuses of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/18
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/18
Columbia Global Strategic Equity Fund	6/1/18
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/18
Columbia Capital Allocation Moderate Portfolio	6/1/18
Columbia Capital Allocation Aggressive Portfolio	6/1/18
Columbia Income Builder Fund	6/1/18
Columbia Absolute Return Currency and Income Fund and Columbia Diversified Absolute Return Fund were liquidated. Accordingly, all references to Columbia Absolute Return Currency and Income Fund and Columbia Diversified Absolute Return Fund as underlying funds are hereby deleted.
Columbia Select Large-Cap Value Fund and Columbia Select Smaller Cap Value Fund changed their names to Columbia Select Large Cap Value and Columbia Select Small Cap Value Fund, respectively, and all references to Columbia Select Large-Cap Value Fund and Columbia Select Smaller Cap Value Fund are hereby changed accordingly.
In addition, all references to Columbia Mid Cap Value Fund are changed to Columbia Select Mid Cap Value Fund and the disclosure for the fund in Appendix B is deleted and replaced with the following:
Columbia Select Mid Cap Value Fund (formerly Columbia Mid Cap Value Fund)
Columbia Select Mid Cap Value Fund (the Fund) seeks long-term capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index (the Index) at the time of purchase (between $321.3 million and $38.4 billion as of May 31, 2018) that the Fund’s investment manager believes are undervalued and have the potential for long-term growth. The market capitalization range and composition of the companies in the Index are subject to change.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks and also may invest in real estate investment trusts. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities, consistent with its value investment approach. Generally, the Fund anticipates holding between 30 and 50 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_071_(10/18)